MASTER EQUIPMENT LEASE AGREEMENT                  [USXL US EXPRESS LEASING LOGO]
Please fax a signed copy to 1-866-329-8795 and mail original to US EXPRESS LEASING, INC., 300 Lanidex Plaza, Parsippany, NJ 07054
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Lessee Name
CUSTOMER      FAMILY HOME HEALTH SERVICES
INFORMATION   ------------------------------------------------------------------
              Headquarters Street Address/City/County/State/Zip
              801 W. ANN ARBOR TRAIL,   SUITE 200, PLYMOUTH, WAYNE, MI, 48170
--------------------------------------------------------------------------------
              Lease #                              Customer Phone #
              40114355                             (734) 414-9990
--------------------------------------------------------------------------------

This MASTER EQUIPMENT LEASE AGREEMENT ("MASTER LEASE") is made this 1/16/2006 by and between US EXPRESS LEASING, INC. ("LESSOR") and the Lessee referenced above ("LESSEE".) The parties agree as follows:

1. MASTER LEASE. Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor the equipment, software, fixtures, personal property and/or other property described in each schedule ("EQUIPMENT SCHEDULE") from time to time signed by Lessor and Lessee that incorporates this Master Lease by reference (such property together with all replacements, repairs, additions and accessions thereto being referred to herein as the "EQUIPMENT".) Each Equipment Schedule that incorporates this Master Lease is sometimes hereinafter referred to as a "LEASE." Each Lease shall constitute an agreement separate and distinct from this Master Lease and any other Lease. In the event of a conflict between the terms and conditions of an Equipment Schedule and the terms and conditions of this Master Lease, the terms and conditions of the Equipment Schedule shall govern, but only with respect to the corresponding Lease.

2. TERM. The obligations of the parties shall commence upon the full execution of this Master Lease and shall continue until each party has satisfied their respective obligations in this Master Lease and under each Lease. The "LEASE TERM" for each Lease shall commence on the date Lessee accepts the Equipment by executing a Delivery and Acceptance Certificate ("COMMENCEMENT DATE") and continue until the expiration or earlier termination thereof. If the Equipment Schedule provides for a Renewal Option, the Lease Term shall include any Renewal Term(s) selected by the Lessee and/or any other extension as provided in the Lease.

3. RENT. Lessee agrees to pay Lessor rent for the Equipment, in the amount specified in the Equipment Schedule ("RENT"), due and payable on the dates specified therein without notice or demand, and any other charges, advances or reimbursements due Lessor pursuant to the Lease, due upon demand by Lessor from time to time. Lessee authorizes Lessor to adjust the Rent payment up or down by not more than 15% if the total amount paid by Lessor for the purchase, delivery and installation of the Equipment, including any trade-up and buyout amounts (the "TOTAL CASH PRICE") differs from the originally estimated and documented price thereof. The Rent is also subject to change if the Commencement Date occurs 30 days or more after the date we approved your application for this Agreement and the yield on US Treasury Notes that most closely matures three years after the Agreement approval date (as published by the US Federal Reserve
Bank) increases by twenty five basis points or more during that 30 day period. All Rent shall be payable to Lessor and delivered to Lessor's office or such other place as Lessor may designate in writing at any time. An advance Rent payment shall be applied as the first Rent payment under the Lease. If more than one Rent payment is made by Lessee in advance, the second (and any other advance Rent payment) shall be applied to rental payments scheduled under the Lease in inverse order of maturity. Should Lessee fail to pay any part of any Rent within 3 DAYS of its due date, Lessor shall (a) impose a late charge equal to the greater of 10% of the amount of the late payment or twenty dollars, and (b) commencing 30 DAYS after any such payment is due under the Lease, assess interest on such delinquent payment until paid at the rate of 1.5% per month. However, if such late charge and/or interest exceeds the maximum amount of interest permitted by applicable law, such excess shall be reduced to the maximum rate permitted by law.

4. NET LEASE; RENT PAYMENTS ABSOLUTE. Each Lease is a net lease and Lessee's obligations to pay Rent in full when due are absolute and unconditional and shall not be subject to any abatement, reduction, set off, counterclaim, recoupment, defense or other right which Lessee may have or assert against Lessor, the supplier of the Equipment or any other person or entity.

5. DELIVERY AND INSTALLATION. Lessee will select the Equipment to meet its specifications and, in reliance thereon, Lessor will order such Equipment from the supplier(s) specified by Lessee or, if Lessee has previously entered into a purchase order or supply contract, such purchase order or supply contract shall be deemed assigned to Lessor upon execution of the relevant Equipment Schedule. Upon delivery and acceptance by Lessee of the Equipment designated in an Equipment Schedule, Lessee will execute and deliver to Lessor a Delivery and Acceptance Certificate. Lessee shall make all delivery arrangements with each supplier and, at Lessee's expense, will pay all transportation, packing, taxes, duties, installation, testing and other charges in connection with the delivery, installation and acceptance of the Equipment. Lessor shall have no liability to Lessee for delivery delays or failure of the supplier to deliver goods meeting the purchase order specifications. Lessee is hereby authorized to act as Lessor's agent in inspecting, accepting and rejecting delivery of Equipment, provided that all claims asserted by any supplier by reason of Lessee's rejection of any goods shall be Lessee's sole responsibility to defend, resolve and pay.

6. DISCLAIMER OF WARRANTIES. Lessee acknowledges that Lessor is not the manufacturer or supplier of the Equipment, and is not the agent of any such manufacturer or supplier. No representation or promise made by any manufacturer or supplier of the Equipment will be deemed made by or binding upon Lessor. LESSOR MAKES NO EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER WITH RESPECT TO THE EQUIPMENT, INCLUDING BUT NOT LIMITED TO: THE MERCHANTABILITY OF THE EQUIPMENT OR ITS FITNESS FOR ANY PARTICULAR PURPOSE; THE DESIGN OR CONDITION OF THE EQUIPMENT; THE QUALITY, CAPACITY OR SUITABILITY OF THE EQUIPMENT; COMPLIANCE OF THE EQUIPMENT WITH THE REQUIREMENTS OF ANY LAW, RULE, SPECIFICATION OR CONTRACT PERTAINING THERETO; PATENT OR COPYRIGHT INFRINGEMENT; OR LATENT DEFECTS, IT BEING AGREED THAT THE

EQUIPMENT IS LEASED "AS IS" AND THAT ALL SUCH RISKS, AS BETWEEN LESSOR AND LESSEE, ARE TO BE BORNE BY LESSEE AT ITS SOLE RISK AND EXPENSE. Lessor will have no liability to Lessee or third parties for any direct, indirect, special or consequential damages of any kind or nature arising out of this Master Lease, any Lease, or in connection with the Equipment.

7. ASSIGNMENT OF WARRANTY RIGHTS. Lessor hereby assigns to Lessee, for the Lease Term, any manufacturer's and/or supplier's warranties with respect to the Equipment and, provided no Event of Default has occurred and remains uncured, Lessee is hereby authorized to enforce such warranties, in its name, at Lessee's sole expense.

8. TITLE. Title to the Equipment shall remain solely with Lessor. No right, title or interest in or to the Equipment shall pass to Lessee other than the right to possess and use the Equipment for the Lease Term and such transfer is conditioned upon Lessee's compliance with the terms and conditions of the Lease. Lessee, at its expense, will defend Lessor's title to the Equipment and will keep the Equipment free from all claims, liens, encumbrances and legal processes of Lessee's creditors and other parties, except for those claims created by or through Lessor. At Lessor's request, Lessee shall affix identification plates or markings to the Equipment clearly indicating Lessor's ownership. If any Lease is deemed to be a lease intended for security, to secure Lessee's obligations under such Lease and under all other indebtedness at any time owing by Lessee to Lessor, Lessee grants to Lessor a first priority security interest in the Equipment subject to such Lease and any and all proceeds from the use, rental or sale of such Equipment. LESSEE IRREVOCABLY AUTHORIZES LESSOR TO FILE A COPY OF THIS LEASE AND/OR ANY OTHER DOCUMENT AS A FINANCING STATEMENT AND APPOINT LESSOR OR ITS DESIGNEE AS LESSEE'S ATTORNEY-IN-FACT TO EXECUTE AND FILE, ON LESSEE'S BEHALF, IF REQUIRED, SUCH FINANCING STATEMENTS COVERING THE EQUIPMENT AS LESSOR MAY DEEM NECESSARY AND REIMBURSE LESSOR FOR COST OF SUCH FILINGS AND LIEN SEARCHES.

9. PERSONAL PROPERTY. All items of Equipment shall at all times be and remain personal property notwithstanding that any such Equipment may now or hereafter be affixed to realty. Lessee, at its expense, shall obtain all such waivers as Lessor may reasonably require to assure Lessor's title and interest in, access to and right to remove the Equipment.

10. USE, LOCATION AND INSPECTION OF EQUIPMENT. So long as Lessee is not in default under the Lease, Lessee shall be entitled to possess and use the Equipment for its business purposes in conformity with all applicable laws, ordinances, regulations, the requirements of all applicable insurance policies and of any applicable manufacturer's or supplier's warranties. Lessee shall bear all costs in connection with the operation and maintenance of the Equipment. The Equipment shall be delivered, at Lessee's direction and responsibility, to the location specified in the Equipment Schedule and shall not thereafter be removed from such location without the advance written consent of Lessor. Lessor shall have the right from time to time during Lessee's normal business hours to enter upon Lessee's premises or elsewhere for the purpose of confirming the existence, condition or proper maintenance of the Equipment. Lessee shall not, except with Lessor's prior written consent, part with possession or control of the Equipment or dispose of or encumber any interest in the Equipment or under the Lease. Unless you purchase the Equipment in accordance with this Lease, within 10 days of the expiration or earlier termination of this Lease you will deliver the Equipment to us in good condition and repair, except for ordinary wear and tear, to any place in the United States that we tell you and upon our request, you will provide us with a certification from the manufacturer or its authorized representative as to the Equipment's condition.

11. TAXES AND FEES. Lessee will pay all excise taxes, sales and use taxes, personal property taxes, and all other taxes and charges which may be imposed by any governmental entity during the term of this Lease, arising from the use, acquisition, ownership or leasing of the Equipment, whether due before or after termination of the Lease. Lessee will reimburse Lessor for all administrative costs associated with the preparation, filing, payment, and other costs necessary to properly administer taxes associated with the Equipment. Where required by law, Lessor will file the personal property tax returns with respect to the Equipment, and Lessee shall pay Lessor in advance, and at the time(s) Lessor requires, the taxes that Lessor anticipates will be due during the year.

12. RISK OF LOSS. Lessee is responsible for any loss, theft or destruction of, or damage to, the Equipment (collectively "Loss") from any cause at all, whether or not insured, until it is delivered to Lessor at the end of this Lease. Lessee is required to make all Rent Payments even if there is a Loss. Lessee must notify Lessor in writing immediately of any Loss. Then, at Lessor's option, Lessee will either (a) repair the Equipment so that it is in good condition and working order, eligible for any manufacturer's certification, or (b) pay Lessor the amounts specified in Section 19 below.

13. MAINTENANCE, REPAIRS AND ALTERATIONS. Lessee shall, at its expense, keep all of the Equipment in good repair, condition and working order and shall furnish all required parts and servicing so that the value and condition of the Equipment will be maintained and preserved, reasonable wear and tear excepted. Lessee shall keep software that is part of any Equipment current with all updates, revisions, upgrades and maintenance fixes, whether obtained from the supplier, licensor or any other source.

14. INSURANCE. Lessee shall provide and maintain at its expense (a) property insurance against the loss, theft or destruction of, or damage to, the Equipment for its full replacement value, naming Lessor as loss payee, and (b) public liability insurance in a minimum amount of one million dollars and third party property insurance, in each instance naming Lessor as an additional insured. Lessee shall provide to Lessor certificates or other evidence of such insurance when requested. Such insurance will be in a form, amount (including the minimum amount for public liability insurance stated above) and with companies acceptable to Lessor, and will provide that Lessor will be given 30 days advance notice of any cancellation or material change of such insurance. If Lessee does not give Lessor evidence of insurance acceptable to Lessor, Lessor has the right, but not the obligation, to obtain insurance covering its interest in the Equipment for the term of this Lease, including any renewal or extensions. Lessor may add the costs of acquiring and maintaining such insurance, and its fees for its services in placing and maintaining such insurance (collectively, "Insurance Charge") to the amounts due from Lessee under this Lease. Lessee will pay the Insurance Charge in equal installments allocated to the remaining Rent payments. Nothing in this Lease will create an insurance relationship of any type between Lessor and any other person. Lessee acknowledges that Lessor is not required to secure or maintain any insurance, and Lessor will not be liable to Lessee if Lessor terminates any insurance coverage that Lessor arranges.

15. RETURN OF EQUIPMENT. Upon expiration, cancellation or termination of the Lease Term, or upon Lessor's demand after an Event of Default, all, but not less than all, of the Equipment shall be immediately returned to Lessor as provided herein unless (a) Lessee has exercised a purchase option provided hereunder or
(b) Lessor has requested that Lessee provide temporary on-site storage, after which the Equipment shall be returned to Lessor. In making such return, Lessee shall deliver the Equipment to such place or places within the continental United States as Lessor may designate in writing. All costs and expenses of the return shall be borne by Lessee, including without limitation, the costs of removing, dismantling, assembling, packing, insuring, transporting and unloading of the Equipment. All such returned Equipment shall be in the condition and state of repair required by Section 19 herein.

 16. PURCHASE AND RENEWAL OPTIONS. If no Default exists under a Lease, Lessee will have the option at the end of the Lease Term or any Renewal Term to purchase all (but not less than all) of the Equipment at the Purchase Option price shown on the front of the Lease, plus any applicable taxes. Unless the Purchase Option price is $1.00, Lessee must give Lessor at least 90 days written notice before the end of the initial Lease Term that Lessee will purchase the Equipment or that Lessee will return the Equipment to Lessor. If Lessee does not give Lessor such written notice or if Lessee does not purchase or deliver the Equipment in accordance with the terms and conditions of the Lease, the Lease will automatically renew for an additional 90-day period, and then on a monthly basis until Lessee exercises a purchase option or delivers the Equipment to Lessor. During such renewal(s) the Rent payment will remain the same. Lessor may cancel an automatic renewal term by sending Lessee written notice 30 days prior to such renewal term. If the Fair Market Value Purchase Option has been selected, Lessor will use its reasonable judgment to determine the Equipment's in use and in place fair market value. If Lessee does not agree with Lessor's determination of the Equipment's fair market value, the fair market value (in use and in place) will be determined at Lessee's expense by an independent appraiser selected by Lessor. Upon payment of the Purchase Option price, Lessor shall transfer its interest in the Equipment to Lessee "AS IS, WHERE IS" without any representation or warranty whatsoever and this Lease will terminate. With respect to items of Equipment consisting of software, Lessee's right to continue use such software will be subject to the applicable license agreement.

17. INDEMNIFICATION. Lessee assumes liability for and agrees at its own expense to indemnify, hold harmless and defend Lessor and any assignee, and their respective employees and agents (each an "Indemnitee"), from and against any and all claims, liabilities, losses, damages, and expenses (including attorneys' fees and legal expenses and Lessor's internal administration costs) of every kind or nature arising out of or in connection with: (a) the Lease, including but not limited to, any breach of a representation or warranty, a Default (as defined hereinafter) and/or proceeding in bankruptcy with respect thereto; (b) the manufacture, ordering, purchase, delivery, installation, ownership, selection, possession, leasing, operation, use, maintenance, transportation and return of the Equipment (including latent and other defects, whether or not discoverable by Lessee or Lessor); (c) any claims based on strict tort liability or warranty and any claim for patent, trademark or copyright infringement, and
(d) any claim relating to any interruptions of service, loss of business or consequential damages (collectively, "CLAIMS".) Lessee shall not be required to indemnify an Indemnitee against Claims to the extent such Claims result directly from the actual, but not imputed, gross negligence or willful misconduct of such Indemnitee. Lessee shall, at its own cost and expense, defend any and all Claims which may be brought against any Indemnitee, either alone or in conjunction with others upon any such liability or claim or claims and shall satisfy, pay and discharge any and all judgments and fines that may be recovered against any Indemnitee in any such action or actions. The indemnification provisions of this
Section 17 shall continue in full force and effect notwithstanding the expiration or other termination of this Master Lease or any Lease.

18. EVENTS OF DEFAULT. Each of the following is a "DEFAULT" under this Lease:
(a) Lessee fails to pay any Rent payment or any other payment within 10 days of its due date, (b) Lessee fails to perform any of its other obligations under this Lease or in any other agreement with Lessor or with any of Lessor's affiliates and such failure continues for 10 days after Lessor notifies Lessee of it, (c) Lessee becomes insolvent or is dissolved, or Lessee assigns its assets for the benefit of its creditors, or enters (voluntarily or involuntarily) any bankruptcy or reorganization proceeding; (d) any guarantor of this Lease dies, does not perform its obligations under the guaranty, or becomes subject to one of the events listed in clause (b) or (c) above.

19. REMEDIES. If a Default occurs, Lessor may do one or more of the following:
(a) Lessor may cancel or terminate this Lease or any or all other agreements that Lessor has entered into with Lessee; (b) Lessor may require Lessee to immediately pay Lessor, as compensation for loss of Lessor's bargain and not as a penalty, a sum equal to (i) all unpaid Lease Payments for the remainder of the term plus Lessor's anticipated residual interest in the Equipment, if applicable, plus (ii) all other amounts due or that become due under this Lease;
(c) Lessor may require Lessee to deliver the Equipment to Lessor as set forth herein and terminate use of any software component of the Equipment; (d) Lessor or its agent may peacefully repossess the Equipment without court order and Lessee will not make any claims against Lessor for damages or trespass or any other reason; and (e) Lessor may exercise any other right or remedy available at law or in equity. Lessee agrees to pay all of Lessor's costs of enforcing its rights against Lessee, whether in a bankruptcy proceeding or otherwise, including reasonable attorneys' fees. If Lessor takes possession of the Equipment, Lessor may sell or otherwise dispose of it with or without notice, at a public or private sale, and apply the net proceeds (after Lessor has deducted all costs related to the sale or disposition of the Equipment) to the amounts that Lessee owes Lessor. Lessee will remain responsible for any amounts that are due after Lessor has applied such net proceeds.

 20. ASSIGNMENT. LESSEE MAY NOT ASSIGN, SELL, TRANSFER OR SUBLEASE THE EQUIPMENT OR ITS INTEREST IN THIS LEASE. Lessor may, without notifying Lessee, sell, assign, or transfer this Lease and Lessor's rights to the Equipment. Lessee agrees that the new owner will have the same rights and benefits that Lessor has now under this Lease but not Lessor's obligations. The rights of the new owner will not be subject to any claim, defense or set-off that Lessee may have against Lessor.

21. SEVERABILITY. Any provision of this Master Lease or any Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition and unenforceable without invalidating the remaining provisions hereof. To the extent permitted by applicable law, Lessee hereby waives any provision of law that prohibits or renders unenforceable any provisions hereof in any respect.

22. NOTICES. All notices, reports, demands and other documents provided for herein shall be deemed to have been given or made when sent by first class mail, certified mail, return receipt requested, delivered in person or by facsimile transmission, addressed to Lessor or Lessee at their respective addresses set forth in the heading to this Master Lease or such other addresses as either of the parties hereto may designate in writing to the other from time to time for such purpose.

23. AMENDMENTS; WAIVERS; FAX SIGNATURES; MISCELLANEOUS. This Master Lease and the Equipment Schedules executed by Lessor and Lessee constitute the entire agreement between Lessor and Lessee with respect to the Equipment. No term or provision of any Lease may be changed, waived, amended or terminated except by a written agreement signed by both Lessor and Lessee, except that Lessor may insert certain information in the Equipment Schedules to conform to facts indicated in the applicable Delivery & Acceptance Certificates, including complete descriptions of Equipment, serial numbers and costs and consequential adjustments to the Rent, and to correct obvious mistakes. It is the express intent of the parties not to violate any applicable usury laws or to exceed the maximum amount of interest permitted to be charged or collected under applicable law, and any such excess payment will be applied to Rent payments in inverse order of maturity, and any remaining amounts will be refunded to Lessee. If more than one Lessee has signed the Lease, each of the Lessees shall be jointly and severally liable for performing all of the obligations and duties under the Lease. A fax version of Lessee's signature on the Lease shall be binding upon Lessee as if originally signed; however, the Lease shall be binding upon Lessor when signed by Lessor. Lessor and Lessee agree that the version of the Lease with the LESSOR'S original signature shall constitute the original authoritative version.

24. UCC ARTICLE 2A; GOVERNING LAW, WAIVERS AND JURISDICTION. Each Lease shall be governed by and interpreted under the internal laws of the State of New Jersey. If Article 2A of the UCC is applicable to the Lease, the Lease will be considered a "finance lease" as that term is defined therein. Lessee acknowledges that Lessee either has a) reviewed approved and received a copy of the supply contract or purchase order or b) received from Lessor the identity of the supplier, been informed that Lessee has certain rights under the supply contract or purchase order, and that Lessee may contact the supplier for a description of those rights. Lessee waives all rights and remedies under UCC
Section 2A-508 through 2A-522, including, but not limited to (1) any right to repudiate or cancel the Lease; (2) any right to reject tender of the Equipment or to revoke acceptance of the Equipment; (3) any right to recover damages for any breach of warranty; and (4) any right to deduct damages resulting from Lessor's default from any amount owing under the Lease. Lessee agrees that if there is a conflict between the Lease and any provision under Article 2A of the UCC Code, the terms of the Lease shall prevail.

EACH LEASE SHALL BE DEEMED FULLY EXECUTED AND PERFORMED IN THE STATE OF LESSOR'S OR ITS ASSIGNEE'S PRINCIPAL PLACE OF BUSINESS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH ITS LAWS. IF THE LESSOR OR ITS ASSIGNEE SHALL COMMENCE ANY JUDICIAL PROCEEDING IN RELATION TO ANY MATTER ARISING UNDER A LEASE, LESSEE IRREVOCABLY AGREES THAT ANY SUCH MATTER MAY BE ADJUDGED OR DETERMINED IN ANY COURT OR COURTS IN THE STATE OF LESSOR'S OR ITS ASSIGNEE'S PRINCIPAL PLACE OF BUSINESS, OR ANY COURT OR COURTS IN THE CUSTOMER'S STATE OF RESIDENCE, OR IN ANY OTHER COURT HAVING JURISDICTION OVER THE LESSEE OR THE LESSEE'S ASSETS, ALL AT THE SOLE DISCRETION OF THE LESSOR. LESSEE HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT SO ELECTED BY LESSOR IN RELATION TO SUCH MATTERS. FURTHER, IN ANY LITIGATION ARISING UNDER ANY LEASE, LESSEE VOLUNTARILY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY.

25. PARTIES. The provisions of this Master Lease shall be binding upon, and inure to the benefit of, the assigns, representatives and successors of the Lessor and Lessee. If there is more than one Lessee named in this Master Lease, the liability of each shall be joint and several.

IN WITNESS WHEREOF, Lessor and Lessee have each caused this Master Lease to be duly executed, as of the date indicated in the heading to this Master Lease.

LESSEE: FAMILY HOME HEALTH SERVICES

By:
                 ------------------------------------------------
Print Name:
                 ------------------------------------------------
Title:
                 ------------------------------------------------
Date:
                 ------------------------------------------------

LESSOR: US EXPRESS LEASING, INC.

By:
                 ------------------------------------------------
Print Name:
                 ------------------------------------------------
Title:
                 ------------------------------------------------
Date:
                 ------------------------------------------------


*40114355154*

EQUIPMENT SCHEDULE                                [USXL US EXPRESS LEASING LOGO]
Please fax a signed copy to 1-866-329-8795 and mail original to US EXPRESS LEASING, 300 Lanidex Plaza, Parsippany, NJ 07054
--------------------------------------------------------------------------------

MASTER EQUIPMENT LEASE AGREEMENT NO.  40114355                  DATED:

EQUIPMENT SCHEDULE NO. 40114355                                 DATED:

LESSOR:  US EXPRESS LEASING, INC.

LESSEE: FAMILY HOME HEALTH SERVICES


This Equipment Schedule is entered into pursuant to the Master Equipment Lease Agreement identified above (the "MASTER LEASE"). All of the terms and conditions of the Master Lease are incorporated herein and made a part hereof, along with any Supplemental Terms annexed to this Equipment Schedule. This Equipment Schedule, any Supplemental Terms annexed hereto and the Master Lease as it relates to this Equipment Schedule are hereinafter collectively referred to as the "LEASE."


1. EQUIPMENT  AND LEASE INFORMATION:

                      Supplier Name ("SUPPLIER")                                                     Supplier Phone #
SUPPLIER              MCKESSON CORPORATION                                                           (415) 983-8300
INFORMATION           --------------------------------------------------------------------------------------------------------------
                      Street Address/City/State/Zip
                      ONE POST STREET, SAN FRANCISCO, CA, 94104
                      --------------------------------------------------------------------------------------------------------------
EQUIPMENT                                       EQUIPMENT DESCRIPTION                              QUANTITY        SERIAL NUMBER
DESCRIPTION
                                      SEE SUPPLEMENTAL DESCRIPTION OF EQUIPMENT

------------------------------------------------------------------------------------------------------------------------------------
EQUIPMENT LOCATION    Street Address/City/County/State/Zip
                      801 W. ANN ARBOR TRAIL,   SUITE 200, PLYMOUTH, MI, 48170
------------------------------------------------------------------------------------------------------------------------------------
END OF LEASE          Check one applicable box.  IF NO BOX IS CHECKED OR IF MORE THAN ONE BOX IS CHECKED, THE FAIR
PURCHASE              MARKET VALUE PURCHASE OPTION WILL APPLY.                                                             PLUS
OPTION                 Fair Market Value Purchase Option                   X  $1.00 PURCHASE OPTION                     APPLICABLE
                        Fixed Price Purchase Option of % of the Total Cash Price (Defined in Section 16)                   TAXES
------------------------------------------------------------------------------------------------------------------------------------
TERM AND              Initial Lease Term:      Rental Payment:   You agree to pay at the time you sign this Lease:
PAYMENT               60 MONTHS                60 @ $5,395.34
SCHEDULE                                                         A) Total Number of Advances:  1 (Mos.)
                                                                 B) Total Advance Lease Payment - $5,395.34
                      ------------------------------------------------------------------------------------------------
                      Payment Frequency:                         C) Sales/Use Tax on Lease Payment     = $0.00             PLUS
                      Monthly                                    D) One-time Documentation Fee         = $150.00        APPLICABLE
                                                                 E) Total Due                          = $5,545.34         TAXES
                                                                 If more than one Rental Payment is required in advance, the additional amount will be applied at the end of the initial or any renewal term.
------------------------------------------------------------------------------------------------------------------------------------

US EXPRESS LEASING, INC.                                      FAMILY HOME HEALTH SERVICES

LESSOR                                                        LESSEE

-----------------------------------------------------         ------------------------------------------------------
                                                              (Must Be Signed by Authorized Corporate Officer,
                                                              Partner or Proprietor)

Name                                                          Name
    -----------------------------------------------------         ------------------------------------------------------
Title                                                         Title
     ----------------------------------------------------          -----------------------------------------------------

*40114355152*

                                                  (USXL US EXPRESS LEASING LOGO)

DELIVERY AND ACCEPTANCE CERTIFICATE - MASTER EQUIPMENT LEASE AGREEMENT
Please fax completed and signed D&A Certificate to USXL at 1-866-FAX-USXL (1-866-329-8795) Questions or need assistance? Call 1-866-550-USXL - (1-866-550-8795)
--------------------------------------------------------------------------------


   LESSEE NAME: FAMILY HOME HEALTH SERVICES

   MELA #:  40114355

   SCHEDULE #:40114355


   On behalf of Lessee, I hereby certify that all of the equipment and other property referred to in the above referenced Master Equipment Lease Agreement Schedule with US EXPRESS LEASING, INC. has been delivered, inspected and is accepted by Lessee for all purposes of the Lease.

   ACCORDINGLY, I AUTHORIZE LESSOR TO PURCHASE THE EQUIPMENT AND COMMENCE BILLING UNDER THE LEASE.

   DO NOT SIGN THIS DELIVERY AND ACCEPTANCE CERTIFICATE UNTIL YOU HAVE RECEIVED THE EQUIPMENT.

    LESSEE SIGNATURE                                                                 FOR LESSOR USE ONLY (IF APPLICABLE)


                                                                          Name of person verifying Delivery & Acceptance of
                                                                          Equipment:

    By:
         -------------------------------------------                      -----------------------------------------------------


    Print Name:                                                           Signature of Employee who made telephone verification:
                ------------------------------------

    Title:
           -----------------------------------------                      -----------------------------------------------------

                                                                          Date of Telephone Verification:
    Date:
           -----------------------------------------                      -----------------------------------------------------

*40114355166*

                                                  (USXL US EXPRESS LEASING LOGO)

SUPPLEMENTAL DESCRIPTION OF EQUIPMENT
Please fax completed and signed Supplemental Description of Equipment to -USXL at 1-866-329-8795. Questions or need assistance? Call 1-866 -550-USXL (1-866-550-8795)
--------------------------------------------------------------------------------

   LEASE#  40114355

   LESSEE NAME:  FAMILY HOME HEALTH SERVICES

   ADDRESS:  801 W. ANN ARBOR TRAIL,   SUITE 200, PLYMOUTH, MI, 48170


   This Addendum is attached to and made part of the Lease referenced above.

   SUPPLIER NAME: MCKESSON CORPORATION
   ADDRESS:  ONE POST STREET, SAN FRANCISCO, CA, 94104

   DESCRIPTION OF EQUIPMENT:

            QUANTITY                                                      MAKE/MODEL
               35                                             Horizon Homecare Agency Management
               1                                          Horizon Homecare Electronic Billing Module
               1                                        Horizon Homecare Electronic Remittance Module
               1                                                Horizon Homecare OASIS Extract
               1                                   Horizon Homecare First DataBank National Drug Data File
               1                                                 Horizon Homecare ICD-9 Codes
               24                                            Horizon Homecare Clinical Assistant
               1                                           Horizon Homecare General Ledger Extract
               1                                               Horizon Homecare Payroll Extract
               1                                                   Horizon Homecare Insight
               2                       Horizon Homecare Microsoft SQL Server Runtime Standard Edition Processor License
               1                                 Horizon Homecare Clinical Reference Systems Homecare Bundle
               1                                            Horizon Homecare Physician Web Access
               1                                       Horizon Homecare Web Access Server, BEA WebLogic
               1                                 Horizon Homecare Web Access Server, Epicentric Portal Server
                                                                   Implementation Services

--------------------------------------------------------------------------------


LESSEE AND LESSOR MUST SIGN BELOW TO CONFIRM, ACCEPT AND MAKE BINDING THIS ADDENDUM TO THE LEASE AGREEMENT.


LESSEE: FAMILY HOME HEALTH SERVICES                           US EXPRESS LEASING, INC.
BY: _________________________________________________         BY:__________________________________________________________

NAME:________________________________________________         NAME:________________________________________________________

TITLE:_______________________________________________         TITLE:_______________________________________________________



   *40114355104*

                                                  (USXL US EXPRESS LEASING LOGO)

CERTIFICATE OF INCUMBENCY
Please fax completed and signed Certificate of Incumbency to USXL at 1-866-329-8795. Questions or need assistance? Call 1-866 -550-USXL (1-866-550-8795)
--------------------------------------------------------------------------------



                            CERTIFICATE OF INCUMBENCY
                                    ISSUED TO

                        Lessor: US Express Leasing, Inc.

                               LEASE NO. 40114355

The undersigned hereby certifies that (1) he/she is the duly elected, qualified and acting Secretary of FAMILY HOME HEALTH SERVICES ("Corporation"), and in such capacity the Custodian of the corporate records and (2) the following person(s) are/is the duly elected, qualified and officer of said Corporation holding the office indicated opposite his/her respective name and the signature appearing opposite his/her respective name is the genuine signature of such person and (3) he/she is duly empowered and authorized on behalf of the Corporation to negotiate, procure and execute such contracts, agreements and other documents as are necessary in his/her opinion to do business with the Lessor.



NAME                     OFFICE                      SIGNATURE

-----------------------  -------------------------   ---------------------------

-----------------------  -------------------------   ---------------------------

-----------------------  -------------------------   ---------------------------


         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the
seal of this Corporation this        day of                   , 2006.
                              ------        ------------------


---------------------------
Secretary


            (Corporate Seal)




*40114355114*

                                                  (USXL US EXPRESS LEASING LOGO)

SOFTWARE ADDENDUM TO MASTER EQUIPMENT LEASE AGREEMENT
Please fax this signed Addendum to USXL at 1-866-FAX-USXL (1-866-329-8795)
--------------------------------------------------------------------------------


         This Addendum is made a part of Master Equipment Lease Agreement # 40114355 by and between US EXPRESS LEASING, INC. ("we," "us" or "our") and FAMILY HOME HEALTH SERVICES ("you" or "your"). Capitalized terms used but not defined herein shall have the same meaning given to them in the Lease Agreement.

         To accommodate the inclusion of certain computer software ("Software") in the lease financing to be provided under the Master Equipment Lease Agreement, the parties agree as follows:

1. You acknowledge and agree that we do not have title to the Software but are only providing lease financing for the same.

2. You have entered into a Software License Agreement ("License") with the Software's licensor, ("Licensor") pursuant to which the Licensor has licensed to you the right to use the software program(s) defined therein. As security for the performance of your obligations under the Master Equipment Lease Agreement, you hereby grant us a first priority security interest in and to your rights with respect to the Software, the License and all replacements, substitutions, additions and replacements thereof, and all proceeds of the foregoing.

3. You acknowledge that: WE MAKE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR WITH RESPECT TO PATENT, COPYRIGHT INFRINGEMENT, TITLE OR THE LIKE.

4. YOU AGREE THAT WE SHALL NOT BE REQUIRED TO PERFORM ANY OF THE LICENSOR'S OBLIGATIONS UNDER THE LICENSE OR LEASE AGREEMENT AND THAT YOU WILL LOOK SOLELY TO THE LICENSOR FOR PERFORMANCE OF SUCH OBLIGATIONS.

5. You shall indemnify, hold harmless, and if we request, defend us against all claims directly, or indirectly arising out of or connected with the Software, the License or any related document or instrument. "Claims" means all losses, liabilities, damages, penalties, expenses (including legal fees and costs), claims, actions and suits, whether in contract or in tort, whether caused by our negligence or otherwise and whether based on a theory of strict liability or otherwise, including but not limited to, matters regarding: (a) the selection, manufacture, purchase, acceptance, rejection, ownership, possession, use or condition of the Software; (b) any latent defects or other defects in the Software, whether or not discoverable by us; or (c) patent, trademark or copyright infringement.

6. If you purchase the Equipment in accordance with the terms of the Lease Agreement, your right to continue use of the Software shall be governed by the License. If you default under the terms of the License, or if the License is terminated for any reason, the Master Equipment Lease Agreement shall be in Default and we shall have the right to exercise all remedies therein. In addition, if you are in Default under the Master Equipment Lease Agreement, we may require that you cease use of the Software and you grant us the right to terminate the License.

7. YOUR OBLIGATION TO MAKE LEASE PAYMENTS AND PAY US ALL OTHER AMOUNTS OWED UNDER THE MASTER EQUIPMENT LEASE AGREEMENT SHALL REMAIN AND CONTINUE IN FULL FORCE AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE MASTER EQUIPMENT LEASE AGREEMENT AND IN NO WAY SHALL BE DIMINISHED ON ACCOUNT OF THE LICENSE.

8. The bankruptcy of your Software Licensor or its assignee shall not be a valid cause for you to terminate this Lease or reduce, suspend or otherwise fail to make any Lease Payment. You shall take all actions necessary to protect your right to use the Software under Section 365 of the Bankruptcy Code. You shall elect to retain your rights under the Bankruptcy Code to use the Software, and to the extent the Software License grants you access to the source code, you shall make a written request to the Bankruptcy Trustee to obtain the source code, and take other reasonable action to protect your right to use the Software. In the event that you fail to take such protection, in addition to our other rights available, you appoint us as your Attorney-In-Fact to secure, at our sole discretion, the right to use the Software.

This Addendum supplements and amends the Master Equipment Lease Agreement only to the extent and in the manner set forth herein. In all other respects the Master Equipment Lease Agreement shall remain in full force and effect.

US EXPRESS LEASING, INC.                                            LESSEE: FAMILY HOME HEALTH SERVICES
By:                                                                 By:
    ----------------------------------------                            ------------------------------

Title:                                                              Title
       -------------------------------------                             -----------------------------

Date:                                                               Date:
      --------------------------------------                              ----------------------------

                                                      *4011435596*

                                                  (USXL US EXPRESS LEASING LOGO)

MINIMUM INSURANCE REQUIREMENTS
Please fax completed and signed Minimum Insurance Requirements to -USXL at 1-866-FAX-USXL (1-866-329-8795) Questions or need assistance? Call 1-866-550-USXL (1-866-550-8795)
--------------------------------------------------------------------------------


NOTE: CERTIFICATE OR BINDER MUST BE RECEIVED PRIOR TO FUNDING BY US EXPRESS LEASING, INC.



A.       PHYSICAL DAMAGE:

         Must be for Full Replacement Value of Equipment.

B.       PUBLIC LIABILITY COVERAGE:

         $250,000 per person.
         $500,000 per occurrence, and $50,000 property damage.
         Or a minimum umbrella policy for $2,000,000.00.

Additional insured and loss payee language must be included as follows:

Certificate Holder, its successors and assigns, is named as additional insured and loss payee, as its interest may appear, with respect to Master Equipment Lease Number 40114355 by and between FAMILY HOME HEALTH SERVICES as Lessee, and
US Express Leasing, Inc. as Lessor. Full replacement value is $               .
                                    ------------------------------------------
INSURANCE BROKER INFORMATION:  (Please fill in)

Insurance Broker:
                                      ------------------------------------------

Address:
                                      ------------------------------------------

Telephone and Fax Number(s):
                                      ------------------------------------------

Contact:
                                      ------------------------------------------

No transaction will be funded unless US Express Leasing, Inc. has received evidence of insurance in accordance with the foregoing requirements, including the required additional insured and loss payee language.

The undersigned acknowledges receipt of a copy of this minimum insurance
requirement sheet this       day of                 , 2006.
                       -----        ----------------



By:
    ------------------------------

Title:
      ----------------------------

Please send insurance information to: US Express Leasing, Inc., 300 Lanidex Plaza, Parsippany, NJ 07054 Questions? Please call 1-866-550-USXL
(1-866-550-8795) FAX 1-866-FAX-USXL (1-866-329-8795)

*4011435594*

                                                  (USXL US EXPRESS LEASING LOGO)

ADDENDUM TO MASTER EQUIPMENT LEASE RENTAL AGREEMENT
Please fax completed and signed Amendment to 1-866-FAX-USXL (1-866-329-8795) Questions or need assistance? Call 1-866-550-USXL (1-866-550-8795)
--------------------------------------------------------------------------------

AGREEMENT# 40114355

CUSTOMER NAME:  FAMILY HOME HEALTH SERVICES
ADDRESS:  801 W. ANN ARBOR TRAIL,   SUITE 200, PLYMOUTH, WAYNE, MI, 48170

This Addendum is made part of the Master Equipment Lease Rental Agreement referenced above ("AGREEMENT") between US EXPRESS LEASING INC, ("WE" "US" and "OURS") and FAMILY HOME HEALTH SERVICES ("YOU" and "YOUR"). Each capitalized term used but not defined in this Addendum will have the meaning given to it in the Agreement. If there is any conflict between the terms of this Addendum and the terms of the Agreement, the terms of this Addendum will control and prevail. The following section is hereby added to the Agreement:

PAYMENT. You hereby irrevocably request and authorize us to a) pay the Supplier the invoiced amount required to facilitate the shipment, installation and delivery of the Equipment (the "PAYMENT"); and b) to commence billing you under the Agreement, even though you have advised us that the Equipment has not yet been delivered and installed. You acknowledge that we have advised you that, but for this Addendum, we would not pay the Supplier for any of the Equipment prior to receiving confirmation from you of your acceptance of the Equipment. However, to accommodate your request, we agree to remit the Payment to the Supplier, subject to the terms and conditions set forth in this Addendum. YOU ACKNOWLEDGE THAT YOU ARE AWARE OF THE RISKS OF INSTRUCTING US TO PAY THE SUPPLIER FOR THE EQUIPMENT BEFORE IT HAS BEEN INSTALLED AND YOU UNDERSTAND THE OBLIGATION YOU ARE ASSUMING IN INSTRUCTING US TO COMMENCE BILLING YOU UNDER THE AGREEMENT. YOU ACKNOWLEDGE THAT YOU HAVE SELECTED THE SUPPLIER AND HAVE AGREED TO THE SUPPLIER'S REQUEST FOR PAYMENT AND THAT NEITHER THE SUPPLIER NOR ANY SALESPERSON, EMPLOYEE OR AGENT OF SUPPLIER IS OUR AGENT OR HAS AUTHORITY TO SPEAK FOR US.

In consideration of us agreeing to remit the Payment to the Supplier, you agree that notwithstanding anything in the Agreement to the contrary, your obligation to make all Payments and any other payments required under the Agreement, as of the date we pay the Supplier the Payment, are absolute, unconditional and non-cancelable and that you agree that you cannot withhold, set off or reduce such payments for any reason.

You acknowledge that between you and us, you expressly assume all risk associated with the Equipment, including, without limitation, any risk that the
Equipment: is not delivered to you; is delayed in delivery to you; is damaged or destroyed in transit; is not properly installed; does not operate as represented or warranted by the Supplier or manufacturer; or is otherwise unsatisfactory for any reason. You shall make all claims pertaining thereto directly against the Supplier, manufacturer or other responsible third party and shall nevertheless pay us all amounts due under the Agreement.

You agree to obtain the insurance required under the Agreement for the Equipment on or before the date we pay the Supplier the Payment.

You expressly acknowledge that your indemnification obligations under the Agreement extend to this Addendum.

You agree that when and if the Equipment is delivered to and accepted by you, you will immediately provide us with an executed Delivery and Acceptance Certificate.

This Addendum supplements and amends the Agreement only to the extent and in the manner set forth, and in all other respects, the Agreement will remain in full force and effect.


US EXPRESS LEASING, INC.                                   FAMILY HOME HEALTH SERVICES

BY:  X                                                      BY:  X
      -----------------------------------------------              --------------------------------------------------------

PRINT NAME:                                                 PRINT NAME:
            -----------------------------------------                   ---------------------------------------------------

PRINT TITLE:                                                PRINT TITLE:
             ----------------------------------------                     -------------------------------------------------

DATE:                                                       DATE:
     ------------------------------------------------              --------------------------------------------------------



*40114355372*